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                                                                    Exhibit 23.1
                                                                    ------------

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-57222) pertaining to the Reading Entertainment, Inc. 1992 Non-Qualified Stock Option Plan of our report dated March 13, 1998 with respect to the consolidated financial statements of Reading Entertainment, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
March 31, 1998